                                                                    EXHIBIT 4.11

                                    AGREEMENT

     This Agreement (this "Agreement") is entered into as of April 29, 2004 by and between Intelsat LLC, a Delaware limited liability company ("Intelsat"), and New Skies Satellites N.V. ("NSS"), a Dutch corporation.

                               W I T N E S S E T H

     WHEREAS, the Government of the Netherlands (the "Dutch Government") secured rights to operate a telecommunications satellite at the 120.8 DEG. West orbital arc position pursuant to the "NSS-l1" filing made by the Dutch Government (the "NSS-l1 filing") with the International Telecommunication Union ("ITU") in accordance with the International Radio Regulations; and

     WHEREAS, the Dutch Government granted NSS the exclusive right to operate a satellite at the 120.8 DEG. West orbital arc position and exploit the rights afforded under the NSS-11 filing relating to such orbital position; and

     WHEREAS, Papua New Guinea also secured rights under the "PACSTAR-L4" filing it made with the ITU to operate a telecommunications satellite at the 121 DEG. West orbital position using certain of the C-band frequencies overlapping with those contained in the NSS-11 filing (the "Overlapping Frequencies"); and

     WHEREAS, pursuant to authority granted by Papua New Guinea, Intelsat is authorized by Papua New Guinea to use the C-band assignments of the PACSTAR-L4 filing at the 121 DEG. W.L. orbital location and presently is operating the Intelsat Americas(TM) 13 satellite ("IA-13") at the 121 DEG. West orbital position; and

     WHEREAS, subject to the terms and conditions set forth herein NSS will permit Intelsat to operate IA-13 (or any replacement spacecraft operating transponders using the Overlapping Frequencies at the 121 DEG. West orbital position free from any harmful interference by NSS operations at or near
120.8 DEG. W.L., as further described herein, unless Intelsat explicitly agrees to such interference.

     NOW THEREFORE, in consideration of the foregoing premises and the parties' respective covenants and agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto hereby agree as follows:

     1. (a) NSS agrees not to implement any C-band frequency assignment registered under the NSS-11 ITU filings (CR/C/269) which are co-frequency with those of PACSTAR-L4 (CR/C/354) associated with the beams having the designations 6OH, 6OV, 6HH, 6HV, 6NH, 6NV, 4HH, 4HV, 4NH, 4NV or 4OM, without Intelsat's prior written consent, which Intelsat may withhold in its sole discretion.

          (b) NSS shall use commercially reasonable efforts to cause the Netherlands administration to enter into an intersystem coordination agreement with the administration of Papua New Guinea substantially in the form attached hereto as Exhibit A (the "Coordination Agreement"). NSS also agrees that, if requested by Intelsat, NSS shall file a notice with the FCC confirming that such coordination has been completed.

     2. In consideration of NSS's performance of this Agreement, within five (5) business days following the earlier of (a) the execution and delivery by the Dutch Government to the administration of Papua New Guinea of the Coordination Agreement, or (b) the date on which the Dutch Government's rights to operate a telecommunications satellite at the 120.8 DEG. West orbital arc position using the Overlapping Frequencies shall have expired in accordance with applicable ITU Radio Regulations, Intelsat shall:

          (a) Pay to NSS by wire transfer the sum of Thirty-Two Million United States Dollars (US$32,000,000.00); and

          (b) Enter into agreements with NSS substantially in the form attached hereto as Exhibit B relating to (i) the relaxation of coordination constraints governing NSS C-band operations at 340 DEG. East, and (ii) the conditions for coordination of NSS operation of NSS-8 at 57 DEG. East. Intelsat shall use reasonable best efforts to obtain the endorsement of such agreements by the U.S. Federal Communications Commission in a timely manner, and NSS shall use reasonable best efforts to obtain the endorsement of such agreements by the Dutch Government in a timely manner.

     3. NSS hereby represents and warrants to Intelsat that:

          (a) It has the right, power and authority to enter into and perform its obligations under this Agreement;

          (b) The execution, delivery and performance by NSS of this Agreement has been duly and validly authorized, and no additional corporate authorization or consent is required in connection with the execution, delivery and performance by NSS of this Agreement, and this Agreement constitutes a valid and legally binding obligation of NSS, enforceable in accordance with its terms;

          (c) The fulfillment of its obligations will not constitute a material violation of any existing applicable laws of any governmental entity, or contract to which it is subject;

          (d) The Dutch Government granted NSS valid and exclusive rights to locate and operate a telecommunications satellite at the 120.8 DEG. West orbital arc position pursuant to the NSS-11 filing; and

          (e) No approvals, consents, permissions, agreements, licenses or authorizations of the Dutch Government or any other entity are required to be obtained by

NSS in connection with the execution, delivery or performance by NSS of this Agreement.

     4. Intelsat hereby represents and warrants to NSS that:

          (a) It has the right, power and authority to enter into and perform its obligations under this Agreement;

          (b) The execution, delivery and performance by Intelsat of this Agreement has been duly and validly authorized, and no additional corporate authorization or consent is required in connection with the execution, delivery and performance by Intelsat of this Agreement, and this Agreement constitutes a valid and legally binding obligation of Intelsat, enforceable in accordance with its terms;

          (c) The fulfillment of its obligations will not constitute a material violation of any existing applicable laws of any governmental entity, or contract to which it is subject;

          (d) The Papua New Guinea Government granted Intelsat valid and exclusive rights to locate and operate a telecommunications satellite at the 121 DEG. West orbital arc position pursuant to the PACSTAR-L4 filing; and

          (e) No approvals, consents, permissions, agreements, licenses or authorizations of the Papua New Guinea Government, the United States Government or any other entity are required to be obtained by Intelsat in connection with the execution, delivery or performance by Intelsat of this Agreement.

     5. If NSS fails to comply with its obligations under Section 1(a) of this Agreement, then Intelsat shall be entitled to the remedy of specific performance or other equitable relief, without the necessity of posting a bond, and without the necessity of establishing the inadequacy of any remedy at law. Subject to the limitations set forth in Section 11 below, if NSS willfully breaches its obligations hereunder, Intelsat shall be entitled to exercise all rights available to it under law or in equity. The parties expressly acknowledge and agree that neither party will petition the Dutch Government to make any changes to, or termination or recission of, the Coordination Agreement once it is executed, except as otherwise provided in the Coordination Agreement.

     6. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, with respect to the subject matter hereof.

     7. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that either party (i) may assign, pledge and grant a security interest in its right, title and interest, in, to and under this Agreement and its rights hereunder as collateral security for any present or future indebtedness, and (ii) may assign its rights and obligations without consent to any entity that acquires all or substantially all of such party's assets or otherwise succeeds to such party's interests by way of merger, acquisition or other strategic transaction.

     8. This Agreement may not be amended or modified except by an instrument in writing signed by each of the Parties hereto.

     9. Failure or delay by any party to this Agreement in exercising any right or remedy of that party under this Agreement shall not operate as a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude any other or future exercise of such right or remedy or the exercise of any other right or remedy. Any waiver of a breach of, or a default under, any of the terms of this Agreement shall not be deemed a waiver of any subsequent breach or default, and shall in no way affect the other terms of this Agreement.

     10. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND SUCH LAWS SHALL APPLY TO ANY DISPUTES OR CONTROVERSIES ARISING HEREUNDER. EACH PARTY HERETO AGREES THAT IT SHALL BRING ANY ACTION OR PROCEEDING IN RESPECT OF ANY CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTAINED IN OR CONTEMPLATED BY THIS AGREEMENT, WHETHER IN TORT OR CONTRACT OR AT LAW OR IN EQUITY, EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (THE "CHOSEN COURT") AND (I) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE CHOSEN COURT, (II) WAIVES ANY OBJECTION TO LAYING VENUE IN ANY SUCH ACTION OR PROCEEDING IN THE CHOSEN COURT, (III) WAIVES ANY OBJECTION THAT THE CHOSEN COURT IS AN INCONVENIENT FORUM OR DOES NOT HAVE JURISDICTION OVER ANY PARTY HERETO, AND (IV) AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY IN ANY SUCH ACTION OR PROCEEDING SHALL BE EFFECTIVE IF NOTICE IS GIVEN IN ACCORDANCE WITH SECTION 12 OF THIS AGREEMENT.

     11. Limitation of Liability. Notwithstanding anything else herein to the contrary, in no event will either party be liable for any incidental, consequential or special damages or loss of revenues, whether foreseeable or not, occasioned by any default by such party hereunder or any other cause. In no event will NSS be liable for any direct damages in excess of US$ 32,000,000.00 as a result of any default hereunder or any other cause unless as a result of NSS's intentional breach of its obligations set forth in the first sentence of
Section 1(a) above. The parties expressly acknowledge and agree that no claims may be made for breach hereunder unless such claims relate to breaches occurring before December 31, 2005.

     12. Notices. All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, if delivered by registered or certified mail, return receipt requested, or by a national courier service, or if sent by telecopier, provided that the telecopy is promptly confirmed by telephone confirmation thereof, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such Party:

     To NSS:

          New Skies Satellites N.V.
          Rooseveltplantsoen # 4
          2517KR The Hague
          The Netherlands
          Attention: General Counsel
          Facsimile No.: +31-70 306 4101

     To Intelsat:

          Intelsat LLC
          North Tower, 2nd Floor
          90 Pitts Bay Road
          Pembroke, HM 08
          Bermuda
          Attn: President
          Facsimile No.: +1 441-292-8300

     With a copy to (which shall not constitute notice):

          Intelsat Global Service Corporation
          3400 International Drive, NW
          Washington, D.C. 20008
          Attn: General Counsel & Senior
                Vice President for Regulatory Affairs
          Facsimile No.: +1-202-944-7661

If any term, provision, covenant or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, provided that this Agreement as so modified or as further modified by a court shall continue to express, without material change, the original intentions of the Parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement, which such further modifications by a court, will not substantially impair the respective benefits or expectations of the Parties to this Agreement. If any such modification or deletion would fail to express the original intentions of the Parties as to the subject matter of this Agreement, it is the parties' intention that this agreement be modified, or other actions be taken by a court or other appropriate body, to reflect such intentions, or at a minimum to restore the parties to the positions they were in prior to execution and delivery of this Agreement.

     13. Each of the Parties hereby agrees that, except as may be required to comply with the requirements of any applicable laws, no press release or similar public announcement or communication shall be made or caused to be made concerning the execution or performance of this Agreement or its contents unless specifically approved in advance by the other Party hereto (which approval shall not be unreasonably withheld or delayed).

     14. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first forth above.

                                           INTELSAT LLC


                                           By: /s/ Illegible
                                               ---------------------------------
                                               Name: Illegible
                                               Title: PRESIDENT


                                           NEW SKIES SATELLITES N.V.


                                           By: /s/ Daniel S. Goldberg
                                               ---------------------------------
                                               Name: Daniel S. Goldberg
                                               Title: CEO

                                    EXHIBIT A

                             COORDINATION AGREEMENT

            COORDINATION AGREEMENT BETWEEN THE ADMINISTRATIONS OF THE
           NETHERLANDS AND OF PAPUA NEW GUINEA TO ESTABLISH TECHNICAL
        COMPATIBILITY BETWEEN THE C-BAND FREQUENCY ASSIGNMENTS OF NSS-11
      AT 120.8 DEG. W, NSS-6 AT 125 DEG. W AND OF PACSTAR-L4 AT 121 DEG. W

The attached text contains the terms of the agreement, effective as of ______ April, 2004, between the Administration of The Netherlands and the Administration of Papua New Guinea to ensure technical compatibility between the overlapping C- band frequency assignments of the NSS-11 at 120.8 DEG. W, NSS-6 at 125 DEG. W and of the PACSTAR-L4 at 121 DEG. W satellite networks.

________ April 2004

For the Administration of The Netherlands   Director General
A.J. van Dijken                             For the administration of Papua New Guinea
Head Frequency planning and Co-ordination   PNG Radiocommunications
Section                                     Telecommunications Technical Authority
Radiocommunications Agency Netherlands      (PANGTEL)
Emmasingel 1                                PO Box 8444, BOROKO 111
PO box 450                                  National Capital District
9700 AL Groningen                           Papua New Guinea
The Netherlands
T +31 50 587 75 55                          Tel: 675 303 3200
F +31 50 587 74 00                          Fax: 675 300 4829
                                            Email: drea@datec.net.pg

            COORDINATION AGREEMENT BETWEEN THE ADMINISTRATIONS OF THE
           NETHERLANDS AND OF PAPUA NEW GUINEA TO ESTABLISH TECHNICAL
        COMPATIBILITY BETWEEN THE C-BAND FREQUENCY ASSIGNMENTS OF NSS-11
      AT 120.8 DEG. W, NSS-6 AT 125 DEG. W AND OF PACSTAR-L4 AT 121 DEG. W

1. GENERAL

This document describes the conditions agreed between the Administrations of The Netherlands and of Papua New Guinea in order to establish technical compatibility between the overlapping frequency assignments in the C-band registered with the ITU at 120.8 DEG. W under the designation of NSS-11, at 125 DEG. W under the designation of NSS-6 and those registered with the ITU at 121 DEG. W under the designation of PACSTAR-L4. Specifically, it addresses the following frequency assignments:

          NSS-11: Frequency assignments of CR/C/269 associated with the beams having the following designations: C1R, GLB.

          NSS-6: Frequency assignments of CR/C/265 associated with the beams having the following designations: C1R, GLB.

          PACSTAR-L4: Frequency assignments of CR/C/354 associated with the beams having the following designations: 6OH, 6OV, 6HH, 6HV, 6NH, 6NV, 4HH, 4HV, 4NH, 4NV and 40M.

2. TECHNICAL COMPATIBILITY BETWEEN THE C-BAND FREQUENCY ASSIGNMENTS OF NSS-11 AND THOSE OF PACSTAR-L4

In order to ensure technical compatibility between the above frequency assignments, the Administration of The Netherlands agrees not to implement any C-band frequency assignment registered under the NSS-11 ITU filings which are co-frequency with those of PACSTAR-L4 identified above.

Based on the above conditions, both parties agree that technical compatibility is achieved and that coordination is complete between the aforementioned frequency assignments.

3. TECHNICAL COMPATIBILITY BETWEEN THE C-BAND FREQUENCY ASSIGNMENTS OF NSS-6 AND THOSE OF PACSTAR-L4

In order to ensure technical compatibility between the above frequency assignments, both parties agree to the following conditions:

(a) In the frequency bands where their satellite network filings have a frequency overlap, the PNG and The Netherlands operators may freely transmit digital carriers whose power density at the transmit earth station antenna flange does not exceed -2.7 dBW/4kHz in association with a 29-25log(0) sidelobe envelope;

(b) In the frequency bands where their satellite network filings have a frequency overlap, the PNG and The Netherlands operators may freely transmit carriers with a downlink EIRP density that does not exceed -29.5 dBW/Hz

(c) Both parties can transmit TV/FM in overlapping C-band subject to the following limits:

Uplink power into the transmit earth station antenna flange: 27 dBW in association with a 29-25log(0) sidelobe envelope;

Downlink EIRP: 44 dBW.

The details of the frequencies of the TV/FM transmissions at 121 DEG. W will be provided by PNG to the Administration of The Netherlands at their request when The Netherlands needs to plan its overlapping C-band transmissions at 125 DEG. W.

Once the Papua New Guinea satellite at 121 DEG. W and the Netherlands satellite at 125 DEG. W are simultaneously operating in the overlapping
C-band, in the event that any party identifies additional TV/FM requirements, both parties agree to meet within 10 calendar days of the request by the interested party. The parties will make a good faith effort to arrive within three calendar days to a mutually acceptable operating agreement that satisfies the operational and service requirements of both satellite systems. This provision does not preclude a mutually acceptable agreement being achieved via correspondence within the intended time frame.

The Netherlands agrees to provide information on the TT&C frequencies to be used at 125 DEG. W if these will operate in C-band. The Netherlands further agrees to coordinate with Papua New Guinea these TT&C operations in case there is a frequency overlap with the PACSTAR-L4 satellite network.

Both parties agree that if the conditions identified in this agreement need to be modified, the parties will work in good faith to arrive at an operational solution that satisfies the operational and service requirements of both Administrations within a reasonable time frame.

Based on the above conditions, both parties agree that technical compatibility is achieved and that coordination is complete between the aforementioned frequency assignments.

4. CONCLUSION

The Administration of the Netherlands agrees to submit to the ITU its agreement under Article 9.7 of the Radio Regulations for all the groups of frequency assignments of PACSTAR-L4 associated with the beams having the following designations: 6OH, 6OV, 6HH, 6HV, 6NH, 6NV, 4HH, 4HV, 4NH, 4NV and 4OM.

The agreement to the ITU is given for the coordination of the C-band frequency assignments of PACSTAR-L4 mentioned above and those overlapping frequency assignments of the NSS-6 (125 DEG. W.L.) and NSS-11 (1120.8 DEG. W) satellite networks.

                                    EXHIBIT B

                       INTERSYSTEM COORDINATION AGREEMENTS

                         (340 DEG. E AND 57 DEG. E)

             AMENDMENT NO. 1 TO OPERATIONAL ARRANGEMENT BETWEEN NEW
         SKIES SATELLITES N.V. ("NSS") AND INTELSAT LLC ("INTELSAT") TO
           ESTABLISH TECHNICAL COMPATIBILITY BETWEEN NSS AND INTELSAT
    SATELLITE NETWORKS AT 335.5 DEG. E, 338 DEG. E, 340 DEG. E AND 342 DEG. E

NSS and Intelsat agree to amend the "OPERATIONAL ARRANGEMENT BETWEEN NEW SKIES SATELLITES N.V. ("NSS") AND INTELSAT LLC ("Intelsat") TO ESTABLISH TECHNICAL COMPATIBILITY BETWEEN NSS AND INTELSAT SATELLITE NETWORKS AT 335.5 DEG. E, 338 DEG. E, 340 DEG. E AND 342 DEG. E" (the "Arrangement") as follows:

The original Table 1 and associated notes to the Arrangement is replaced, in its entirety, by Annex 1, which is attached hereto.

Except as herein amended, all other provisions of the Arrangement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment No. 1 and those of the Arrangement, the terms of this Amendment No. 1 will be deemed to have superseded those of the Arrangement and exclusively will govern the matter in question.

The Amendment to the above document addresses changes in the C-band portion of the Arrangement, which also addresses the Ku band coordination among the satellite networks in the arc 335.5 DEG. E - 342 DEG. E.

NEW SKIES SATELLITES N.V.         INTELSAT LLC


-------------------------         -------------------------
Signature                         Signature

-------------------------         -------------------------
Name                              Name

-------------------------         -------------------------
Title                             Title

-------------------------         -------------------------
Date                              Date

                                                                         Annex 1

TABLE 1A. C-BAND UPLINK POWER DENSITY LEVELS AND DOWNLINK E.I.R.P. LEVELS FOR NSS AT 338 DEG. E AND INTELSAT AT 335.5 DEG. E DIGITAL TRANSMISSIONS

                   -------------------------------------------
                          335.5 DEG. E        338 DEG. E
--------------------------------------------------------------
   FREQUENCY
     BANDS             ALL CHANNELS           ALL CHANNELS
--------------------------------------------------------------
     C-band             -43 dBW/Hz             -43 dBW/Hz
  (5850-6425       without notification   without notification
      MHz)
                      -41 dBW/Hz with       -41 dBW/Hz with
  Uplink power         notification           notification
     density              Note l                 Note l
--------------------------------------------------------------
     C-band             -37 dBW/Hz             -37 dBW/Hz
  (3625-4200       without notification   without notification
      MHz)
                      -34 dBW/Hz with       -35 dBW/Hz with
    Downlink           notification           notification
e.i.r.p. density          Note l                 Note l
--------------------------------------------------------------
     C-band             -43 dBW/Hz             -45 dBW/Hz
   (6425-6650      without notification   without notification
     MHz)
                      -41 dBW/Hz with       -43 dBW/Hz with
  Uplink power         notification           notification
    density               Note l                 Note l
--------------------------------------------------------------
     C-band             -37 dBW/Hz             -36 dBW/Hz
   (3400-3625      without notification   without notification
     MHz)

                      -34 dBW/Hz with       -34 dBW/Hz with
    Downlink           notification           notification
e.i.r.p. density          Note 1                 Note l
--------------------------------------------------------------

TABLE 1B. C-BAND UPLINK POWER DENSITY LEVELS AND DOWNLINK E.I.R.P. LEVELS FOR NSS AND INTELSAT DIGITAL TRANSMISSIONS AT 340 DEG. E

            ----------------------------------------------------------------------------------------------------------------------
                                                                  340 DEG. E
            ----------------------------------------------------------------------------------------------------------------------
             3'-7'     1'-2'    1-2               3-4                 5-6                 7-8                  9        10-11   12
            ----------------------------------------------------------------------------------------------------------------------
              All    WH    EH   All    WH   EH     N&S  NEZ  SEZ   WH   EH   All   W&E  N&S  NEZ  SEZ  EH &    WH, N &
             beams             beams               WZ                       Zones   H    WZ            NWZ   S EZ, SWZ
                                                                                                             & Global
----------------------------------------------------------------------------------------------------------------------------------
5850-6425
   MHz               -46  -48   -46   -48   -48    -48  -48  -48  -48  -48   -48   -48  -48  -48  -48   -46      -46     -46   -46
----------------------------------------------------------------------------------------------------------------------------------
3625-4200
   MHz               -36  -40   -36   -40  -36(2)  -40  -38  -40  -40  -38   -36   -36  -36  -38  -40   -36      -38     -38   -36
----------------------------------------------------------------------------------------------------------------------------------
6425-6650    -45
   MHz       w/o
             not.
                     N/A  N/A   N/A   N/A   N/A    N/A  N/A  N/A  N/A  N/A   N/A   N/A  N/A  N/A  N/A   N/A      N/A     N/A   N/A
             -43 w
             not.
            Note 1
----------------------------------------------------------------------------------------------------------------------------------
3400-3625    -36
  MHz        w/o
             not.
                     N/A  N/A   N/A   N/A   N/A    N/A  N/A  N/A  N/A  N/A   N/A   N/A  N/A  N/A  N/A   N/A      N/A     N/A   N/A
             -34 w
             not.
            Note 1
----------------------------------------------------------------------------------------------------------------------------------

Note 2: Intelsat identified that certain carriers may suffer excess interference from NSS operations at an e.i.r.p density of -36 dBW/Hz on the East Hemi beam. The aggregate bandwidth occupied by these carriers is up to 6 MHz. NSS will give Intelsat one month advance notice of its planned transmissions at these frequencies at levels above -38 dBW/Hz. Both parties agree to work in good faith in order to arrive within 5 calendar days, following Intelsat's request, to a mutually acceptable arrangement that satisfies the operational and service needs associated with the affected Intelsat carriers. The solution should not constrain NSS e.i.r.p density to less than -38 dBW/Hz into these 6MHz of bandwidth.

TABLE 1C. C-BAND UPLINK POWER DENSITY LEVELS AND DOWNLINK E.I.R.P. LEVELS FOR INTELSAT AT 342 DEG. E DIGITAL TRANSMISSIONS

                 -----------------------------------------------------------
                                           342 DEG. E
----------------------------------------------------------------------------
  FREQUENCY              ALL CHANNELS                        10-11
    BANDS                EXCEPT 10-11
----------------------------------------------------------------------------
    C-band                                           -43 dBW/Hz without
  (5850-6425          -43 dBW/Hz without                notification
     MHz)                notification

  Uplink power   -41 dBW/Hz with notification   -41 dBW/Hz with notification
    density                 Note 1                         Note 1
----------------------------------------------------------------------------
    C-band            -35 dBW/Hz without
  (3625-4200             notification
     MHz)
                                                         -38 dBW/Hz
   Downlink      -32 dBW/Hz with notification              Note 4
   e.i.r.p.                 Note 1
    density
----------------------------------------------------------------------------
    C-band                                           -43 dBW/Hz without
  (6425-6650          -43 dBW/Hz without                notification
     MHz)                notification

  Uplink power   -41 dBW/Hz with notification   -41 dBW/Hz with notification
    density                 Note 1                         Note 1

----------------------------------------------------------------------------
    C-band                                           -35 dBW/Hz without
  (3400-3625          -35 dBW/Hz without                notification
     MHz)                notification

   Downlink      -32 dBW/Hz with notification   -32 dBW/Hz with notification
   e.i.r.p.                 Note 1                         Note 1
    density
----------------------------------------------------------------------------

Note 4: The following Intelsat carriers currently exceed this limit and will be "grandfathered":

Frequency (MHz)   Polarization   Bandwidth (MHz)   e.i.r.p. density (dBW/Hz)

4138.2            RHCP           0.2               -35.0

4140.46           RHCP           0.1125            -36.1

Note 1:

     a) Either party can freely transmit digital carriers with an uplink power density and/or downlink e.i.r.p. density up to a value equal to the applicable lower density level.

     b) In the event one party identifies a requirement to transmit a digital carrier with an uplink power and/or downlink e.i.r.p. density level that exceeds the lower density level, but does not exceed the upper density level, that party agrees to notify the other with at least three business days advance notice of its intention to transmit at a higher level. The notification will include the uplink power density, downlink e.i.r.p. density, center frequency, occupied bandwidth, transmit earth station antenna diameter, transmit earth station location and the satellite downlink beam.

     c) In the event that one party identifies the need to transmit a digital carrier with an uplink power density and/or downlink e.i.r.p. density greater than the applicable upper density level, the ability to transmit the carrier will be subject to the case-by-case coordination procedure described in the procedure for non-conforming operations described below:

NON CONFORMING OPERATIONS:

In the event one party identifies a requirement to transmit a digital carrier with an uplink power and/or downlink e.i.r.p. density level that exceeds the specified density level the ability to transmit the carrier will be subject to the agreement of the other party.

The requesting party shall notify the other party with at least 10 calendar days of its requirement. The notification will include the uplink power density, downlink e.i.r.p. density, center frequency, occupied bandwidth, transmit earth station antenna diameter, transmit earth station location and the satellite downlink beam. The party receiving the request will analyze the request taking into account the current loading of its affected satellite(s) and provide, within 3 business days, either the agreement to the request, alternative frequency arrangements or a statement that the request cannot be accommodated. In the latter two cases, the response must be substantiated by detailed calculation, criteria and assumptions demonstrating why it is not possible to accommodate the original request.

       OPERATIONAL ARRANGEMENT BETWEEN NEW SKIES SATELLITES N.V. ("NSS") AND INTELSAT LLC ("INTELSAT") TO ESTABLISH TECHNICAL COMPATIBILITY
                 BETWEEN NSS SATELLITE NETWORKS AT 57 DEG. E AND
     INTELSAT SATELLITE NETWORKS IN THE ORBITAL ARC OF 60 DEG. E-66 DEG. E

The attached text contains the terms of the agreement between New Skies Satellites N.V. ("NSS") and Intelsat LLC ("INTELSAT") to ensure technical compatibility between the satellite systems operated by both entities in the orbital arc from 57 DEG. E to 66 DEG. E.

_____________ 2004


For Intelsat LLC                        For New Skies Satellites N.V.


-----------------------------------     ----------------------------------------
Patrick J. Cerra                        Eric Villette
Vice President                          Manager
Intelsat LLC                            Frequency Management
                                        New Skies Satellites N.V.

AGREEMENT BETWEEN NEW SKIES SATELLITES N.V. (NSS) AND INTELSAT LLC (INTELSAT) TO
  ESTABLISH TECHNICAL COMPATIBILITY BETWEEN NSS SATELLITE NETWORKS AT 57 DEG. E
   AND INTELSAT SATELLITE NETWORKS IN THE ORBITAL ARC OF 60 DEG. E -66 DEG. E

1.0  GENERAL

This agreement is an addendum to the agreement established between INTELSAT and New Skies Satellites N.V. (NSS) dated 20 November 1998 regarding technical compatibility between the satellite systems operated by both entities. Specifically, the set of conditions apply to the INTELSAT satellite networks and the NSS satellite networks in the orbital arc from 57 DEG. E to 66 DEG. E as shown in Annex Nos. 1 and 2 for the INTELSAT and NSS satellite networks respectively.

2.0  RESOLUTION OF MUTUAL INTERFERENCE BETWEEN NSS NETWORKS AND INTELSAT
     NETWORKS

2.1  GENERAL CONDITIONS

The uplink power density limits contained herein are based on the assumption of an earth station antenna radiation pattern that conforms to a 29 - 25 log (0) sidelobe envelope pattern. INTELSAT and NSS agree that those transmit earth station antennas which do not conform to this envelope pattern will have a corresponding adjustment in the allowable uplink power density limit. INTELSAT and NSS agree to accept the risk of assuming a 29 - 25 log (0) sidelobe pattern for all receive earth stations for the purpose of interference calculation when their respective satellite networks are nominally separated by three degrees or more.

Both parties agree that there are no restrictions on transmission of their respective analog and digital carriers when their respective satellite networks have nominal geocentric separations greater than six (6) degrees.

Both parties agree that, if operational experience, or the emergence of new services not envisioned at the time of this agreement shows that the notification thresholds identified in this agreement need to be modified then mutual agreement is required before any changes are implemented.

3.0 CONDITIONS FOR MUTUAL COMPATIBILITY BETWEEN INTELSAT AT 60 DEG. E AND NSS-8 AT 57 DEG. E

3.1  TRANSMISSION OF ANALOGUE TELEVISION (TV/FM) CARRIERS AT C BAND AND KU BAND

INTELSAT and NSS agree to the following conditions for operation of their respective TV/FM carriers:

a) INTELSAT and NSS will make reasonable efforts within their ability to ensure that their respective TV/FM carriers are modulated with video signals at all times in addition to the energy dispersal signal;

b) The technical information on INTELSAT's TV/FM carriers on the operational INTELSAT satellite(s) at 60 DEG. E is given in Annex No. 3;

c) The technical information on the NSS's TV/FM carriers to be operated on the NSS-8 at 57 DEG. E is given in Annex No. 3. At least three months prior to the bringing into operation of the NSS-8 satellite, NSS will confirm to INTELSAT the technical information of its planned TV/FM carriers to be operated on the NSS-8 satellite network. For those carriers for which the center frequencies are different from those listed for the 57 DEG. E location in Attachments 3 and 4 of the agreement established between INTELSAT and New Skies Satellites N.V. (NSS) dated 20 November 1998, or are not in the center of the guardbands between the transponders of the Intelsat satellite at 60 DEG. E, the procedure described in d) below will apply;

d) In the event that any party identifies additional analog TV requirements other than those contained in Annex No. 3, both parties agree to meet within 10 calendar days of the request by the interested party for the purpose of making a good faith effort to arrive within three calendar days to a mutually acceptable operating agreement that satisfies the operational and service requirements of both satellite systems. This provision does not preclude a mutually acceptable agreement being achieved via correspondence within the intended time frame;

e) Each party agrees to inform the other within three business days after so requested, as to whether any of its TV/FM carriers may be considered as being permanently deactivated. In this case, the use of the same center frequency for a new TV/FM carrier is subject to the provision in item d) above.

3.2  TRANSMISSION OF DIGITAL CARRIERS AT C BAND

Both parties agree that the following conditions will be applied to the operation of digital carriers at C band in the part of the frequency band where the INTELSAT satellite networks at 60 DEG. E and NSS-8 satellite network at 57 DEG. E have overlapping transponders:

a) Both parties can freely transmit digital carriers with an uplink power density of -42.0 dBW/Hz.

b) Both parties can freely transmit digital carriers with a downlink e.i.r.p. density of -36.0 dBW/Hz.

c) For all channels except those connected to the global coverage beam on the NSS-8 and Intelsat satellites(1), downlink e.i.r.p. densities above -36 dBW/Hz and up to -32 dBW/Hz may be radiated subject to the following procedure: both parties agree to notify each other with at least three business days advance notice the frequency bands to be occupied by their digital carriers that require a downlink e.i.r.p. density greater than -36.0 dBW/Hz and less than or equal to -32.0 dBW/Hz. This notification will include the downlink carrier e.i.r.p. density, the downlink beam and the occupied bandwidth of the carrier.

d) Following the receipt of the notification in c) above, if the notified party identifies that the operations at the notified density level will cause harmful interference to its sensitive carriers, it shall respond within two business days and provide supporting data concerning the potential harmful interference situation. Both parties will work in good faith to arrive at a mutually acceptable operating arrangement that satisfies the operational and service requirements of both parties, within 5 business days following the reply to the notification.

3.3  TRANSMISSION OF DIGITAL CARRIERS AT KU BAND

----------
(1)  Channels 20, 22 and 24 on the NSS-8 satellite

Channels 10 11 and 12 on the Intelsat satellite

Both parties agree to the following conditions applicable to the operation of digital carriers Ku band for the INTELSAT satellite networks at 60 DEG. E and NSS-8 satellite network at 57 DEG. E.

a) Both parties can freely transmit digital carriers with an uplink power density of -45.0 dBW/Hz.

b) Both parties can freely transmit digital carriers with a downlink e.i.r.p. density of -26 dBW/Hz.

c) For the bands corresponding to those of the NSS-8 transponders identified with "H" in Figure 1, both parties can transmit digital carriers with a downlink e.i.r.p. density of up to -22.0 dBW/Hz. When Intelsat has its satellite beam(s) pointed in such a manner that they overlap with several of the NSS-8 satellite downlink service areas, the bands within which the limit of -22 dBW/Hz applies to Intelsat shall be the ones which are identified with an "H" for all the NSS-8 overlapping beams.

d) For the cases identified in c) above, both parties agree to notify each other with at least three business days advance notice the frequency bands to be occupied by their digital carrier that transmit a downlink e.i.r.p. density greater than -26 dBW/Hz and less than or equal to -22.0 dBW/Hz. This notification will include the downlink carrier e.i.r.p. density, the downlink beam and the occupied bandwidth of the carrier.

e) If any party identifies the need to modify the set of transponders which have been agreed for transmission of digital carriers with a downlink e.i.r.p. density of up to -22.0 dBW/Hz for the transmission of such carriers over a wide bandwidth, it shall notify the other party at least ten business days before the implementation of the modification. For transmission of digital carriers with a downlink e.i.r.p. density of up to -22.0 dBW/Hz over a small proportion of the transponder bandwidth section
     3.5 will be applied.

f) Following this notification, the notified party shall make best efforts through the use of mitigating actions to ensure that its operations of sensitive carriers are compatible with the notifying party's operations at a downlink e.i.r.p. density level of -22.0 dBW/Hz in the band(s) notified in e) above. Mitigating actions may include, as appropriate, but not be limited to: operate in the concerned carrier(s) in the opposite polarization, change the carrier(s) central frequency, revise the carrier(s) transmission parameters.

g) If, following the receipt of the notification in e) above, the notified party determines that the corresponding band is in operation over the overlapping service area and the available mitigating options will not accommodate the notifying party's operations at the higher density level, it shall respond within five business days and provide supporting data concerning the potential harmful interference situation including the actions considered under f) above. Both parties will work in good faith to arrive at a mutually acceptable operating agreement that satisfies the operational and service requirements of both parties within 5 business days, following the reply to the notification.

h) Both parties agree that the application of e) and g) above could result in a higher number of transponders in the "H" stage than the one shown in figure 1.

3.4  GRAND FATHERING OF HIGH POWER DENSITY CARRIERS

The carriers on NSS-703 at 57 DEG. E and IS-904 at 60 DEG. E that exceed the notification levels or, for the case of transponders not subject to notification levels, exceed the maximum density levels specified in sections 3.2 and 3.3 above at the time of the transition to the NSS-8 satellite will be grandfathered.

The information on these transmissions will be exchanged two weeks prior to the transition at the latest and included in Annex 5.

3.5  NON CONFORMING OPERATIONS

In the event that either party identifies the need to transmit digital carriers at uplink power densities and/or downlink e.i.r.p. densities greater than the upper limits stated in the sections 3.2 and 3.3 above, as applicable, both parties agree to meet within 10 calendar days of the other party's request for the purpose of making a good faith effort to arrive within three calendar days to a mutually acceptable operating agreement that satisfies the operational and service requirements of both satellite systems. This provision does not preclude a mutually acceptable agreement being achieved via correspondence within the intended time frame;

3.6  PROTECTION OF SENSITIVE CARRIERS ON BOTH SYSTEMS

In the event that a party notifies the other that harmful interference is caused to its traffic and is considered to come from the satellite of the other operator, both parties agree to work in good faith in order to arrive within 5 calendar days, following the request of the notification, to a mutually acceptable operating agreement that satisfies the operational and service requirements of both parties.

3.7  PSEUDO BEACON CARRIERS FOR THE NSS-8 SATELLITE AT 57 DEG. E

NSS indicated that they have a requirement to transmit unmodulated tracking beacons, so called pseudo beacons, in C and Ku band at the edge of some the NSS-8 communication channels. The planned frequencies and transmission parameters for these carriers are included in Annex 6. NSS will confirm to Intelsat the characteristics of the beacons at their next meeting or through correspondence.

3.8  COMPATIBILITY BETWEEN COMMUNICATION CARRIERS AND TT&C CARRIERS

The NSS-8 satellite at 57 DEG. E channel 12 overlaps with the telecommand and telemetry carriers of the INTELSAT satellite at 60 DEG. E.

In order to ensure compatibility between the telecommand and telemetry carriers of the INTELSAT satellite at 60 DEG. E and the communication carriers on the NSS satellite at 57 DEG. E, NSS agrees to limit the uplink power and/or downlink e.i.r.p. of digital carriers at 57 DEG. E to the following levels:

     o    Uplink: 18.0 dBW/800kHz in the band 6172.1 - 6177.9 MHz

     o Downlink: -45 dBW/Hz in the band 3947.1 - 3952.9 MHz in the direction of the INTELSAT telemetry receiving earth stations whose location will be given by INTELSAT upon NSS request.

The NSS-8 TT&C characteristics are provided in Annex 7.

4. CONDITIONS FOR MUTUAL COMPATIBILITY BETWEEN INTELSAT AT 62 DEG. E, 63 DEG. E, 64 DEG. E & 66 DEG. E AND NSS-8 AT 57 DEG. E

The conditions to ensure mutual compatibility between the NSS satellites at 57 DEG. E and the Intelsat satellites at 62 DEG. E, 64 DEG. E and 66 DEG. E described in the agreement between Intelsat and NSS dated 20 November 1998 remain in force and are extended to the Intelsat satellite networks at the latter locations and included in Annex 1, with respect to NSS satellite networks in Annex 2.

5.   CONCLUSIONS

Based on the above conditions both parties agree that technical compatibility is achieved and that coordination is complete between the satellite networks covered in this agreement and referenced in Annex Nos. 1 and 2.

Both parties agree to inform their respective Administrations accordingly.

ANNEX 1: INTELSAT FILINGS IN IOR (60E, 62E, 64E AND 66E)

List of notifications - space station - received and published in part 1-5 of the WIC/BR IFIC (Space Services), for which information has been communicated in application of the provisions of Article 11/13 of the Radio Regulations

code   adm      sat-name     long      d_rcv     ID   st_f_min   st_f_max    d_wic_la    wic_no_la
 A     USA   INTELSAT8 60E    60    29.03.2002    5      3400       7075    08.04.2003      2491
 A     USA   INTELSAT8 60E    60    29.03.2002    7     10600      15700    08.04.2003      2491
 A     USA   INTELSAT8 62E    62    27.09.2001    5      3400       7075    17.09.2002      2478
 A     USA   INTELSAT8 62E    62    27.09.2001    5      3400       7075    17.09.2002      2478
 A     USA   INTELSAT8 62E    62    27.09.2001    7     10600      15700    17.09.2002      2478
 A     USA   INTELSAT8 62E    62    27.09.2001    7     10600      15700    17.09.2002      2478
 A     USA   INTELSAT7 62E    62    07.01.2003    5      3400       7075    26.08.2003      2501
 A     USA   INTELSAT7 62E    62    07.01.2003    5      3400       7075    26.08.2003      2501
 A     USA   INTELSAT7 62E    62    07.01.2003    7     10600      15700    26.08.2003      2501
 A     USA   INTELSAT7 62E    62    07.01.2003    7     10600      15700    26.08.2003      2501
 A     USA   INTELSAT8 64E    64    01.02.1999    5      3400       7075    15.05.2001      2444
 A     USA   INTELSAT8 64E    64    01.02.1999    7     10600      15700    15.05.2001      2444
 A     USA   INTELSAT6 64E    64    27.12.2002    5      3400       7075    15.07.2003      2498
 A     USA   INTELSAT6 64E    64    27.12.2002    7     10600      15700    15.07.2003      2498
 A     USA   INTELSAT7 64E    64    07.01.2003    5      3400       7075    26.08.2003      2501
 A     USA   INTELSAT7 64E    64    07.01.2003    5      3400       7075    26.08.2003      2501
 A     USA   INTELSAT7 64E    64    07.01.2003    7     10600      15700    26.08.2003      2501
 M     USA   INTELSAT7 66E    66    06.09.2002    5      3400       7075    15.07.2003      2498
 M     USA   INTELSAT7 66E    66    06.09.2002    5      3400       7075    15.07.2003      2498
 M     USA   INTELSAT7 66E    66    06.09.2002    7     10600      15700    15.07.2003      2498
 M     USA   INTELSAT7 66E    66    06.09.2002    7     10600      15700    15.07.2003      2498

List of pending notifications - Space Stations (Art 11/13) - received but not yet published by the Bureau

act_code   Adm   ntwk_org      sat_name     long_nom      d_rcv
   M       USA              INTELSAT8 64E      64      23.12.2002
   M       USA              INTELSAT8 62E      62      27.12.2002
   M       USA              INTELSAT8 60E      60      17.04.2003

List of pending coordination requests (Section 11 of art 9/11) received but not yet published by the Bureau

act_code   Adm   sat_name        long_nom1   d_rcv        ID   st_f_min   st_f_max
M          USA   INTELSAT8 60E       60      19.08.2002    5      3400       7075
M          USA   INTELSAT8 60E       60      19.08.2002    7     10600      15700
M          USA   INTELSAT8 62E       62      10.10.2002    5      3400       7075
M          USA   INTELSAT8 62E       62      10.10.2002    7     10600      15700
M          USA   INTELSAT8 64E       64      19.08.2002    5      3400       7075
M          USA   INTELSAT8 64E       64      19.08.2002    7     10600      15700
M          USA   INTELSAT8 66E       66      19.08.2002    5      3400       7075
M          USA   INTELSAT8 66E       66      19.08.2002    7     10600      15700

List of coordination requests (Section 11 of art 9/11) published by the Bureau

                                              Date of
Name                ITU Publications        publication   Freq Bands    Freq Bands
INTELSAT VI 60E     AR11/C/626/1658          12-Feb-85    5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                    AR11/C/626 ADD-1/1713    11-Mar-86
                    AR11/C/1624/1905          5-Dec-89
                    RES49/8/2402              2-Nov-99    5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
INTELSAT VII 60E    AR11/C/1878/1974         30-Apr-91    5925-6425             3700-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                                                                              11700-11950
                                                                              12500-12750
                    AR11/C/1878 ADD-
                    1/1991                   27-Aug-91    14000-14500         10950-11200
                                                                              11450-11700
                                                                              11700-11950
                                                                              12500-12750
                    AR11/C/1878 MOD-
                    1/2006                   10-Dec-91
                    AR11/C/1878 MOD-
                    2/2081                   15-Jun-93
                    AR11/C/1878 MOD-
                    3/2087                   27-Jul-93
                    AR11/C/1878/ MOD-
                    2/2104                   23-Nov-93
                    AR11/C/1878 MOD-
                    3/2157                   13-Dec-94
                    AR11/C/1878 MOD-
                    4/2176                    9-May-95    5850-5925             3625-3700
                                                          6425-6650             3400-3625
                                                                              13750-14000
                    AR11/C/1878 MOD-
                    5/2269                   18-Mar-97
                    AR11/C/1878 MOD-
                    6/2437                    6-Feb-01    5850-6650             3400-4200
                                                          13750-14500         10950-11200
                                                                              11450-11700
                                                                              11700-11950
INTELSAT VIII 60E   AR11/C/2461/2198         10-Oct-95    5850-6650             3400-4200
                                                          13750-14500         10950-11200
                                                                              11450-11700
                                                                              11700-11950

                    AR11/C/2461 MOD-
                    1/2344                    8-Sep-98    5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                    AR11/A/1050 MOD-
                    1/2327                   12-May-98    3400-4200             5850-6650
                                                          10950-11200         11450-11950
                                                          12500-12750         13750-14500
                    CR/C/125/2469            14-May-02    5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                                                                              11700-11950
                                                                              12500-12750
                    AP30/C/217/2456          30-Oct-01
INTELSAT IX 60E     AR11/A/2282/2338         28-Jul-98    5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                    AR11/C/3391/2422         27-Jun-00    5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                    AR11/C/3391 MOD-
                    1/2448                   10-Jul-01    O                 6168-6182 MHz
                                                          HTM             3947 - 3953 MHz
                                                                        11197.8 - 11198.5
                                                          HPR                         MHz
                                                                          11451.8-11452.5
                                                                                      MHz
                    API/A/2074/2456         30-Oct-01     5854-6298             3629-4073
                                                          6302-6425             4077-4200
                                                          14-14.5              10.95-11.2
                                                                               11.45-11.7
INTELSAT VI 62E     AR11/C/2441/2165        21-Feb-95     5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                    AR11/A/1021 MOD-
                    1/2334                  30-Jun-98     3625-4200             5850-6425
                                                          10950-11200         11450-11700
                                                          14000-14500
                    RES49/9/2402            2-Nov-99      5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                    ARL11/A/1009 ADD-
INTELSAT VII 62E    1/2116                  1-Mar-94      5850-5925             3625-3700
                                                          6425-6650             3400-3625
                                                          13750-14000
                    AR11/C/2449/2170        28-Mar-95     5850-6650             3400-4200
                                                          13750-14500         10950-11200
                                                                              11450-11700
                                                                              11700-11950
                                                                              12500-12750
                    AR11/C/2449 MOD-
                    1/2269                  18-MAR-97
                    AR11/A/1009 MOD-
                    1/2331                  9-Jun-98      3625-4200             5925-6425
                                                          10950-11200         11450-11700
                                                          12500-12750         14000-14500
                                                          3400-3700             5850-5925
                                                          6425-6650           13750-14000
INTELSAT VIII 62E   AR11/C/2437/2164        14-Feb-95     5850-6425             3625-4200
                                                          14000-14500         10950-11200

                                                                              11450-11700
                                                                              11700-11950
                                                                              12500-12750

                    AR11/C/2437 MOD-
                    1/2168                    14-Mar-95
                    AR11/C/2437 MOD-
                    2/2184                     4-Jul-95   6425-6650             3400-3625
                                                          13750-14000

                    AR11/C/2437 MOD-
                    3/2269                    18-Mar-97
                    AR11/C/2437 MOD-
                    4/2344                     8-Sep-98   5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                    AR11/A/1015 MOD-
                    1/2327                    12-May-98   3625-4200             5850-6425
                                                          10950-11200         11450-11700
                                                          12500-12750         14000-14500
                                                          3400-3700             6425-6650
                                                          13750-14000
                    CR/C/134/2469             14-May-02   5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                                                                              11700-11950
                                                                              12500-12750
INTELSAT IX 62.0E   AR11/A/2283/2338          28-Jul-98   5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                    AR11/C/3392/2422          27-Jun-00   5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                    AR11/C/3392 MOD-
                    1/2448                    10-Jul-01   O                     6168-6182
                                                          HTM                 3947 - 3953
                                                          HPR           11197.8 - 11198.5
                                                                        11451.8 - 11452.5
INTELSAT VI 64E     AR11/C/2442/2165          21-Feb-95   5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                    AR11/A/1022 MOD-
                    1/2334                    30-Jun-98   3625-4200             5850-6425
                                                          10950-11200         11450-11700
                                                                              14000-14500
INTELSAT VII 64E    AR11/C/2450/2170          28-Mar-95   5850-6650             3400-4200
                                                          13750-14500         10950-11200
                                                                              11450-11700
                                                                              11700-11950
                                                                              12500-12750
                    AR11/C/2450 MOD-
                    1/2269                    18-Mar-97
                    AR11/A/1010 MOD-
                    1/2331                     9-Jun-98   3625-4200             5925-6425
                                                          10950-11200         11450-11700
                                                          12500-12750         14000-14500
                                                          3400-3700             5850-5925
                                                          6425-6650           13750-14000
INTELSAT VIII 64E   AR11/C/2438/2164          14-Feb-95   5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                                                                              11700-11950

                                                                              12500-12750

                    AR11/C/2438 MOD-
                    1/2168                    14-Mar-95
                    AR11/C/2438 MOD-
                    2/2184                     4-Jul-95   6425-6650             3400-3625
                                                          13750-14000
                    AR11/C/2438 MOD-
                    3/2269                    18-Mar-97
                    AR11/C/2438 MOD-
                    4/2350                    20-Oct-98   5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                                                          3400-3700             6425-6650
                                                          13750-14000
                    CR/C/126/2469             14-May-02   5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                                                                              11700-11950
                                                                              12500-12750
INTELSAT IX 64.0E   AR11/A/2287/2338          28-Jul-98   5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                    AR11/C/3393/2422          27-Jun-00   5850-6425             3625-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                    AR11/C/3393 MOD-
                    1/2447                    26-Jun-01   O                     6168-6182
                                                          HTM                 3947 - 3953
                                                          HPR           11197.8 - 11198.5
                                                                        11451.8 - 11452.5
                    API/A/2075/2456           30-Oct-01   5854-6298             3629-4073
                                                          6302-6425             4077-4200
                                                          14-14.5              10.95-11.2
                                                                               11.45-11.7
INTELSAT VII 66E    AR11/C/1880/1974          30-Apr-91   5925-6425             3700-4200
                                                          14000-14500         10950-11200
                                                                              11450-11700
                                                                              11700-11950
                                                                              12500-12750
                    AR11/C/1880 ADD-
                    1/1991                    27-Aug-91   14000-14500         10950-11200
                                                                              11450-11700
                                                                              11700-11950
                                                                              12500-12750
                    AR11/C/1880 MOD-
                    1/2006                    10-Dec-91
                    AR11/C/1880 MOD-
                    2/2081                    15-Jun-93
                    AR11/C/1880 MOD-
                    3/2087                    27-Jul-93
                    AR11/C/1880 MOD-
                    2/2104                    23-Nov-93
                    AR11/C/1880 MOD-
                    3/2157                    13-Dec-94
                    AR11/C/1880 MOD-
                    4/2177                    16-May-95   5850-5925             3625-3700
                                                          6425-6650             3400-3625
                                                          13750-14000
                    AR11/C/1880 MOD-
                    5/2269                    18-Mar-97
                    AR11/A/580 MOD-
                    2/2339                     4-Aug-98   12200-12500
                    AR11/A/580 MOD-
                    1/2331                     9-Jun-98   3700-4200             5925-6425

                                                          10950-11200       11450-11950
                                                          12500-12750       14000-14500
                                                          3400-3700           5850-5925
                                                          6425-6650          13750-1400
                    AR11/C/1880 MOD-
                    6/2364                     9-Feb-99   5850-6650           3400-4200
                                                          13750-14000       10950-11200
                                                                            11450-11700
                                                                            11700-11950
                                                                            12500-12750
                    RES49/11/2402              2-Nov-99   5924-6425           3700-4200
                                                          14000-14500       10950-11200
                                                                            11450-11700
                                                                            12500-12750

                    AR11/C/1880 MOD-
                    7/2422                    27-Jun-00   13750-14500       10950-11200
                                                                            12200-12500
                                                                            12500-12700
                    API/A/2073/2456           30-Oct-01                     12200-12500
INTELSAT VIII 66E   AR11/C/2310/2085          13-Jul-93     5850-6425         3625-4200
                                                          14000-14500       10950-11200
                                                                            11450-11700
                                                                            11700-11950
                                                                            12500-12750

                    AR11/C/2310 MOD-
                    1/2159                    10-Jan-95
                    AR11/C/2310 MOD-
                    2/2184                    04-Jul-95     6425-6650         3400-3625
                                                          13750-14000

                    AR11/C/2310 MOD-
                    3/2269                    18-Mar-97

                    AR11/C/2310 MOD-
                    5/2350                    20-Oct-98     5850-6425         3625-4200
                                                          14000-14500       10950-11200
                                                                            11450-11700

                    AR11/C/2310 MOD-                      ADD 12501
                    4/2272                     8-Apr-97   and 11701
                                                          to S1R and
                                                          S2R
                    AR11/A/863 MOD-1/2327     12-May-98   3625-4200           5850-6425
                                                          10950-11200       11450-11950
                                                          12500-12750       14000-14500

                                                          3400-3700           6425-6650
                                                          13750-14000
                    CR/C/127/2469             14-May-02   5850-6425           3625-4200
                                                          14000-14500       10950-11200
                                                                            11450-11700
                                                                            11700-11950
                                                                            12500-12750
INTELSAT IX 66.OE   AR11/A/2288/2338          28-Jul-98   5850-6425           3625-4200
                                                          14000-14500       10950-11200
                                                                            11450-11700
                    AR11/C/3399/2422          27-Jun-00   5850-6425           3625-4200
                                                          14000-14500       10950-11200
                                                                            11450-11700
                    AR11/C/3399 MOD-
                    112447                    26-Jun-01   O                   6168-6182
                                                          HTM                 3947-3953
                                                          HPR           11197.8-11198.5
                    API/A/2076/2456           30-Oct-01   5854-6298           3629-4073

                                                          6302-6425           4077-4200
                                                          14-14.5            10.95-11.2
                                                                             11.45-11.7

ANNEX 2 - NSS SATELLITE NETWORKS

----------------------------------------------------------------------------
  NETWORK    SPECIAL SECTION NUMBER    DATE OF RECEIPT   DATE OF PUBLICATION
----------------------------------------------------------------------------
   NSS-8            CR/C/266            03 June 1999         23 July 2002
----------------------------------------------------------------------------
   NSS-8         CR/C/266 MOD-1         03 June 2000      10 December 2002
----------------------------------------------------------------------------
   NSS-8      Backlog BR IFIC 2500      05 July 2003             --
----------------------------------------------------------------------------
   NSS-8      Backlog BR IFIC 2514    11 February 2004           --
----------------------------------------------------------------------------
  NSS-36 (a)        CR/C/1167          09 August 2002      24 February 2004
----------------------------------------------------------------------------

a) The NSS-36 filing is intended to cover the contingency associated with the NSS-8 mission. The coordination for this filing with the Intelsat satellite networks can be considered completed as long as the replacement satellite under this filing operates within the envelop of the NSS-8 satellite.

ANNEX 3 - TV/FM CARRIERS OPERATED ON THE INTELSAT SATELLITE AT 60 DEG. E AND NSS-8 SATELLITE AT 57 DEG. E

INTELSAT FM/TV carriers at 60 DEG. E

----------------------------------------------------------------------------------------------------------
                                               UP     DN     ALLOC   UP     UP      DOWN   TX ANT   TX ANT
----------------------------------------------------------------------------------------------------------
LOC         TXPR     UP     UP    DN     DN    FREQ   FREQ   BW      EIRP   PWR     EIRP   DIA      GAIN
----------------------------------------------------------------------------------------------------------
DEG   S/C   ##       BEAM   POL   BEAM   POL   MHZ    MHZ    MHZ     DBW    DBW     DBW    METERS   DB
E
----------------------------------------------------------------------------------------------------------
60    904   38/38*   GA     L     GA     R     6413   4188   20      83             31
----------------------------------------------------------------------------------------------------------
60    904   38/38*   GA     L     GA     R     6392   4167   20      84.3   29.08   31     11       55.22
----------------------------------------------------------------------------------------------------------

* These are occasional use TVs

Expected FM/TV carriers on the NSS-8 satellite at 57 DEG. E

6008/3783 MHz. EH / WH (30 MHz Carrier)

6088/3863 MHz. EH / WH (30 MHz Carrier)

ANNEX 5 - HIGH POWER DENSITY CARRIERS OPERATED ON THE INTELSAT SATELLITE AT 60 DEG. E AND NSS-8 SATELLITE AT 57 DEG. E

TO BE COMPLETED ACCORDING TO THE PROCEDURE DEFINED IN SECTION 3.4.

ANNEX 6 - NSS-8 tracking pseudo-beacon characteristics

C BAND BEACONS

Uplink

------------------------------------------------------------
Frequency (MHz)   Uplink e.i.r.p   Site / Antenna diameter
------------------------------------------------------------
6424.0            54.0 dBW         Perth (Australia) - 9.3 m
                                   London (United Kingdom) -
                                   16.4 m
------------------------------------------------------------
6424.5            54.0 dBW         Perth (Australia) - 9.3 m
                                   London (United Kingdom) -
                                   16.4 m
------------------------------------------------------------

Downlink

-----------------------------------
Frequency (MHz)   Satellite e.i.r.p
-----------------------------------
4199.0            10.0 dBW
-----------------------------------
4199.5            10.0 dBW
-----------------------------------

KU BAND BEACONS

Uplink

--------------------------------------------------------------
Beam           Polarization   Frequency (MHz)   Uplink e.i.r.p
--------------------------------------------------------------
Europe         H/V            13756.0           53.0
               H/V            14012.0           53.0
--------------------------------------------------------------
Middle East    H              13944.0           54.0
--------------------------------------------------------------
East Africa    H              14499.0           51.0
--------------------------------------------------------------
Central Asia   V              14499.0           53.0
--------------------------------------------------------------
India          V              13994.0           54.0
                              14012.0           54.0
--------------------------------------------------------------

ANNEX 7 - NSS-8 TT&C characteristics

TELECOMMAND CARRIERS

13999.5 MHz Vertical Polarization

13751.5 MHz Vertical Polarization

Carrier Modulation and bandwidth:
FM-PSK +/- 250 kHz or +/- 400 kHz
FSK/RZ, 1MHz

Uplink e.i.r.p (nominal): TBD

Uplink antenna diameter: TBD

TELEMETRY CARRIERS

11451.0 MHz Horizontal Polarization

11454.0 MHz Horizontal Polarization

11457.0 MHz Horizontal polarization

Carrier Modulation and bandwidth: PCM/PM/PSK - 0.5 MHz

                                    FIGURE 1

                         KU-BAND DOWNLINK FREQUENCY PLAN

EUROPE BEAM          [GRAPHIC]   [GRAPHIC]   [GRAPHIC]

INDIA BEAM           [GRAPHIC]   [GRAPHIC]   [GRAPHIC]

MIDDLE EAST BEAM     [GRAPHIC]   [GRAPHIC]

CENTRAL ASIA BEAM    [GRAPHIC]   [GRAPHIC]

EAST AFRICA BEAM     [GRAPHIC]   [GRAPHIC]

Illegible